SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:                  |_|   Confidential, for Use of the
|_|   Preliminary Proxy Statement                 Commission Only (as permitted
|X|   Definitive Proxy Statement                  by Rule 14a-6(e)(2))
|_|   Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| Rule 240.14a-11(c) or |_| Rule 240.14a-12

                             Research, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   $125 per Exchange Act Rule o-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
      Schedule 14A
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transactions applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

[GRAPHIC OMITTED-LOGO]
                             RESEARCH, INCORPORATED


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 15, 1998



     Notice is hereby given that the Annual Meeting of Shareholders of Research, Incorporated will be held at the corporate offices, 6425 Flying Cloud Drive, Eden Prairie, Minnesota, on Thursday, January 15, 1998 at 5:00 p.m., Central Standard Time, for the following purposes:

   1. To consider and act upon a proposal to amend the Bylaws of the Company to fix the number of directors at five.

   2. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

   3. To ratify and approve the Research, Incorporated Employee Stock Purchase Plan.

   4. To ratify and approve an amendment to the Research, Incorporated 1991 Stock Plan to increase the number of shares of Common Stock available under the plan by 100,000 shares.

   5. To ratify and approve the selection of independent public accountants for the current fiscal year.

   6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 1, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


                                        By Order of the Board of Directors



                                        Gerald E. Magnuson, SECRETARY



Minneapolis, Minnesota
December 11, 1997




     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE COMPANY.

                             RESEARCH, INCORPORATED


                                 PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Research, Incorporated (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 15, 1998. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

     Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The Company's corporate offices are located at 6425 Flying Cloud Drive, Eden Prairie, Minnesota 55344 and its telephone number is (612) 941-3300. The mailing of this proxy statement to shareholders of the Company commenced on or about December 11, 1997.

     The Company has outstanding only one class of capital stock, $.50 per share par value Common Stock, of which 986,674 shares were issued and outstanding and entitled to vote at the close of business on December 1, 1997. Each share of Common Stock is entitled to one vote. Shareholders have cumulative voting rights in connection with the election of directors by giving written notice of intent to cumulate votes to any officer of the Company before the meeting or to the presiding officer at the meeting. A shareholder may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder may be entitled by five (the number of directors to be elected) and casting all such votes for one nominee or distributing them among any two or more nominees. Mere execution of a proxy will not provide a shareholder with cumulative voting. Only shareholders of record at the close of business on December 1, 1997 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares of stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

     Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                         SECURITY OWNERSHIP OF PRINCIPAL
                           SHAREHOLDERS AND MANAGEMENT

     The following table includes information as of December 1, 1997 concerning the beneficial ownership of the Common Stock of the Company by (i) all persons who are known by the Company to hold five percent or more of the Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive officer named in the Summary Compensation Table on page 6, and (iv) all directors and officers of the Company as a group. Unless otherwise indicated, all shares represent sole voting and investment power. All shares indicated in this table and throughout this Proxy Statement are stated without giving effect to the December 1997 5-for-4 stock split, unless otherwise indicated.

                                                 AMOUNT OF
      NAME AND ADDRESS OF                          STOCK             PERCENT
      BENEFICIAL OWNER                           OWNERSHIP           OF CLASS
      ---------------------------------------   -------------        --------
      Kenneth G. Anderson  ..................   100,034 (1)          10.14%
       5209 Doncaster Way
       Minneapolis, MN 55436

      Dimensional Fund Advisors, Inc.  ......    73,200 (2)           7.42%
       1299 Ocean Avenue, 11th Fl.
       Santa Monica, CA 90401

      James R. Anderson (3)   ...............    44,456 (4)(5)        4.50%

      Claude C. Johnson (3)(6)   ............    30,174 (4)           3.03%

      Edward L. Lundstrom (3)    ............       625 (4)            *

      Gerald E. Magnuson (3)  ...............     5,500 (4)(7)         *

      Charles G. Schiefelbein (3)   .........    52,385 (4)(8)        5.32%

      John G. Colwell, Jr. (3)   ............       500                *

      Bruce E. Bailey (6)  ..................    10,147 (4)           1.02%

      David G. Brady (6)   ..................    10,645 (4)           1.07%

      Gordon W. Sangster (6)  ...............    26,864 (4)(9)        2.72%

      All Directors and Officers
       as a Group (11 persons)   ............   188,890 (4)          18.58%

------------------
 * Less than 1%

(1) Includes 24,114 shares owned directly by Mr. K.G. Anderson's wife as to which he disclaims beneficial ownership.

(2) Information with respect to Dimensional Fund Advisors, Inc. is based upon reports filed with the Securities and Exchange Commission.

(3) Serves as a director of the Company and has been nominated for re-election, except for Mr. James R. Anderson who will not stand for re-election.

(4) Includes the following number of shares which may be purchased within sixty days from the date hereof pursuant to outstanding stock options: Mr. J.R. Anderson, 1,750 shares; Mr. Johnson, 8,125 shares; Mr. Lundstrom, 125 shares; Mr. Magnuson, 1,750 shares; Mr. Schiefelbein, 500 shares; Mr. Bailey, 5,125 shares; Mr. Brady, 6,125 shares; Mr. Sangster, 2,688 shares; and all directors and officers as a group, 30,626 shares.

(5) Includes 15,906 shares owned by Mr. J.R. Anderson in joint tenancy with his wife and 510 shares owned by Mr. Anderson's wife as custodian for their children.

(6) Serves as an executive officer of the Company and appears in the Summary Compensation Table on page 6 hereof.

(7) Includes 1,000 shares owned directly by Mr. Magnuson's wife as to which he disclaims beneficial ownership.

(8) Includes 40 shares owned directly by Mr. Schiefelbein's wife. Also includes 9,000 shares owned directly by the Peace Shalom Foundation, of which Mr. Schiefelbein is a director and of which his wife is both a director and the president. Mr. Schiefelbein disclaims beneficial ownership of these shares.

(9) Includes 24,176 shares held by the Gordon W. Sangster Revocable Trust of which Mr. Sangster is trustee.


                      REDUCTION OF THE NUMBER OF DIRECTORS
                                  (PROPOSAL 1)

     The present size of the Board of Directors is fixed at six persons. Mr. James R. Anderson, a director since 1966, will not stand for re-election. Consequently, the Board has determined that it would be in the best interests of the Company to reduce the size of the Board to five persons. Under provisions of the Bylaws and applicable law, the size of the Board may only be reduced by a vote of the shareholders.

     The following resolution will be presented to the shareholders for approval:

          RESOLVED, That Article II, Section 2 of the Bylaws of this corporation be amended to read as follows:

          "The Board of Directors of this corporation shall consist of five Directors, and a majority of the Directors then holding office shall constitute a quorum."

     Approval of this resolution requires the affirmative vote of a majority of the shareholders present in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THIS AMENDMENT TO THE BYLAWS.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 2)


     Five directors will be elected at the Annual Meeting of Shareholders, each to serve until the next Annual Meeting of Shareholders or until a successor is elected. The Board of Directors has nominated for election the five persons named below. All of the nominees are presently directors of the Company and all were elected by the shareholders, except Mr. Colwell who was appointed to the Board by the Board of Directors in fiscal 1997. It is intended that proxies will be voted for the named nominees. The Board of Directors believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose. Unless otherwise indicated, each nominee has held his present occupation as set forth below, or has been an officer with the organization indicated, for more than the past five years.


                                                    PRINCIPAL OCCUPATION                        DIRECTOR
NAME AND AGE                                       AND OTHER DIRECTORSHIPS                       SINCE
------------------------------   -----------------------------------------------------------   ---------
John G. Colwell, Jr. (40)        Since 1996, President, Colwell Industries (graphic arts         1997
                                 company); from 1986 to 1996, Group President, Banta
                                 Corp. (graphic arts company).

Claude C. Johnson (53)           President and Chief Executive Officer of the Company            1992
                                 since July 1992; formerly, Vice President, Chief Financial
                                 Officer and Assistant Secretary of the Company.

Edward L. Lundstrom (47)         President, Sheldahl, Inc.                                       1996

Gerald E. Magnuson (67)          Of Counsel, Lindquist & Vennum P.L.L.P., Minneapolis,           1982
                                 Minnesota (law firm); Partner Lindquist & Vennum
                                 P.L.L.P. until December 1994; Secretary of the Company;
                                 Director of PremiumWear, Inc., Sheldahl, Inc. and
                                 Washington Scientific Industries, Inc.

Charles G. Schiefelbein (59)     Since August, 1996, President of Capital Growth Services        1989
                                 (a consulting and investing firm); from 1991 to August,
                                 1996, Chairman of the Board, Computer Petroleum
                                 Corporation, St. Paul, Minnesota (publicly traded company
                                 with a custom delivered database of petroleum
                                 information); Director of Waters Instruments, Inc.

     The Board of Directors met six times during fiscal year 1997. All directors attended 75% or more of the meetings of the Board of Directors and any committee on which he served, except for Mr. Colwell who did not join the Board until August 1997.


     The Company has an Audit Committee which met one time during fiscal year 1997 and is currently comprised of Messrs. C.G. Schiefelbein (Chairman), J.G. Colwell, Jr., J.R. Anderson, E.L. Lundstrom and G.E. Magnuson. The Audit Committee meets with the Company's independent public accountants and representatives of management. Among other duties, the Audit Committee reviews the internal and external financial reporting of the Company, reviews the scope of the independent auditors' examination, considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments, and approves any material non-audit services to be provided by the Company's independent public accountants.

     The Company does not have a compensation committee or a nominating committee. The duties normally reserved for a compensation committee are undertaken by the full Board of Directors, with Mr. Johnson, the only employee of the Company on the Board, excusing himself from deliberations and votes concerning matters related to his compensation.



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ending September 30, 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such years, to Claude C. Johnson, the Company's President and Chief Executive Officer, and to each other executive officer of the Company (together with Mr. Johnson, the "Named Executives") whose total cash compensation exceeded $100,000 during fiscal year 1997 in all capacities in which they served:


                           SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                ANNUAL COMPENSATION      COMPENSATION
                               FISCAL YEAR     ----------------------   -------------
                                  ENDED                                     STOCK           ALL OTHER
NAME AND POSITION              SEPTEMBER 30      SALARY       BONUS      OPTIONS (1)     COMPENSATION (2)
---------------------------   --------------   ----------   ---------   -------------   -----------------
Claude C. Johnson                  1997        $150,577     $33,750        12,000            $5,044
 President and Chief               1996         145,538          --         5,000             5,386
 Executive Officer                 1995         140,500      29,577         3,500             9,020

Bruce E. Bailey                    1997         102,496      22,950         7,000             5,066
 Vice President,                   1996         100,034          --         3,000             5,455
 Drying Division                   1995          94,558      17,509         2,500             7,883

David G. Brady                     1997          98,269      22,163         7,000             3,901
 Vice President, Research          1996          96,039          --         3,000             5,423
 International Division            1995          92,096      21,496         2,500             7,757

Gordon W. Sangster                 1997          94,769      21,375         5,000             3,898
 Vice President,                   1996          92,769          --         1,000             5,252
 Operations                        1995          90,654      19,225         1,250             7,631

------------------
(1) Reflects the number of shares purchasable under option grants.

(2) Reflects 401(k) matching and discretionary contributions made by the Company under the Company's profit sharing retirement plan of $4,396 for Mr. Johnson, $4,418 for Mr. Bailey, $3,253 for Mr. Brady and $3,282 for Mr. Sangster, and the payment for life insurance premiums of $648 for Mr. Johnson, Mr. Bailey and Mr. Brady and $616 for Mr. Sangster.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options under the Company's stock option plans to the Named Executives during the last fiscal year:



                        OPTION GRANTS IN LAST FISCAL YEAR



                                                INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                             -------------------------------------------------------     VALUE AT ASSUMED
                                             % OF TOTAL                                  ANNUAL RATES OF
                              NUMBER OF       OPTIONS                                      STOCK PRICE
                              SECURITIES     GRANTED TO                                    APPRECIATION
                              UNDERLYING     EMPLOYEES     EXERCISE                      FOR OPTION TERM
                               OPTIONS       IN FISCAL       PRICE       EXPIRATION    --------------------
NAME                           GRANTED         YEAR        PER SHARE        DATE          5%         10%
--------------------------   ------------   -----------   -----------   ------------   ---------   --------
Claude C. Johnson   ......     12,000          21.05%       $ 5.75       11/05/2001    $19,063     $42,125
Bruce E. Bailey  .........      7,000          12.28%         5.75       11/05/2001     11,120      24,573
David G. Brady   .........      7,000          12.28%         5.75       11/05/2001     11,120      24,573
Gordon Sangster  .........      5,000           8.77%         5.75       11/05/2001      7,943      17,552

          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


                                                                                  VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AS OF
                          SHARES                OPTIONS AT SEPTEMBER 30, 1997    SEPTEMBER 30, 1997 (1)
                        ACQUIRED ON    VALUE    ----------------------------- ----------------------------
NAME                     EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------- ------------- ---------- ------------- --------------- ------------- --------------
Claude C. Johnson  ...    15,000       $23,750     5,000          17,500         $17,875       $54,625
Bruce E. Bailey    ...     4,000        11,637     6,000          10,500          24,125        32,875
David G. Brady  ......     4,000        11,850     6,000          10,500          24,125        32,875
Gordon W. Sangster         8,000        15,000       875           6,375           2,875        21,125

------------------
(1) Based on the market price of $9.25 per share, the average of the high and low trading price of the Company's Common Stock on September 30, 1997. Value is calculated on the difference between the option exercise price and $9.25 multiplied by the number of shares of common stock underlying the options, but before taxes associated with exercise.


DIRECTOR COMPENSATION

     Directors who are not employees of the Company (currently all directors except Mr. Johnson) are paid a retainer of $4,000 and a fee of $400 for each meeting of the Board of Directors or any committee thereof. No additional compensation for serving as a director was paid to Mr. Johnson during the last fiscal year. Mr. Magnuson is paid a retainer of $4,000 for serving as Secretary to the Company. Lindquist & Vennum P.L.L.P., of which Mr. Magnuson is Of Counsel, was paid for legal services rendered to the Company during fiscal year 1997. Mr. Magnuson receives no financial benefit on account of amounts paid by the Company to Lindquist & Vennum P.L.L.P. for such legal services. It is anticipated that Lindquist & Vennum P.L.L.P. will continue to perform legal services for the Company.

     Each non-employee member of the Board of Directors receives at the time of election or re-election to the Board by the shareholders an option to purchase 500 shares of the Company's Common Stock on the date of such election or re-election. Each director's option is to purchase 500 shares of Common Stock at a price equal to the fair market value of the Company's Common Stock on the date of grant exercisable over a five-year period. The options vest in increments of 25% per year beginning one year after the date of grant.

     The Company has a retirement program for directors who are not full-time employees of the Company at the time of retirement which provides for the payment of an annual benefit equal to the annual retainer paid to directors during the full fiscal year preceding retirement. The retirement benefit, which is payable to directors who have served five years or more, will commence at the later of the time of retirement or when the director becomes 65 years old and will be subject to proportionate reduction if the director has served the Company less than ten years. The maximum number of years that the benefit is payable is ten years. Former directors who receive the retirement benefit will be available to the Company as reasonably requested for consultation and advice, including attendance at Board or committee meetings if requested, and will be reimbursed for out-of-pocket expenses in connection with such meetings. Former directors receiving retirement benefits will also agree not to engage in substantial activity competitive with the business of the Company.


                       ADOPTION OF RESEARCH, INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

     The Board of Directors adopted the Research, Incorporated Employee Stock Purchase Plan (the "Plan"), subject to approval by the shareholders. The purpose of the Plan is to facilitate the purchase by employees of shares of Common Stock in the Company in order to provide a greater community of interest between the Company and its employees. In general, the Plan permits employees to purchase shares of Common Stock of the Company at a price equal to the lesser of 85% of the value of the Common Stock on the commencement date of a phase (the "Commencement Date") or 85% of the value of a share of Common Stock on the date of termination of a phase (the "Termination Date"). Each year during the term of the Plan shall reflect two phases, the first commencing on August 1 and terminating on January 31 and the second phase commencing on February 1 and terminating on July 31. The effective date of the Plan is August 1, 1997 and it shall terminate on February 1, 2003.

     There are 100,000 shares of the Company's Common Stock, $.50 par value, reserved for issuance under the Plan and eligible employees will not pay any consideration to the Company in order to receive the options.

     TERM OF THE PLAN. The Plan shall terminate on February 1, 2003. No phase may run concurrently, but a phase may commence immediately after the termination of a preceding phase.

     ELIGIBILITY. Any employee of the Company who has completed at least one thousand hours of service on or prior to the Commencement Date of the applicable phase shall be eligible to participate in the Plan. Notwithstanding anything to the contrary in the Plan, no employee may be granted an option under the Plan to purchase shares of Common Stock if such employee, immediately after the grant of the option, would own stock (including shares subject to the option) possessing 5% or more of the total combined voting power or value of all classes of issued and outstanding stock of the Company. In addition, no Participant may be granted an option to purchase shares of Common Stock that permit the Participant to purchase shares in any calendar year under the Plan with an aggregate fair market value in excess of $25,000. By action of the respective boards of directors, employees of any subsidiary of the Company also may participate.

     PARTICIPATION. Eligible employees elect to participate in the Plan by completing payroll deduction authorization forms on the Commencement Date of the applicable phase of the Plan. Payroll deductions are limited to 7% of a Participant's base pay for the term of the Plan and the minimum authorization is 2% of a Participant's pay per pay period.

     TERMS AND CONDITIONS OF OPTIONS. As of the Commencement Date of the applicable phase of the Plan, an eligible employee who elects to participate in the Plan shall be granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure. The option price for employees who participate on a particular Commencement Date shall be the lesser of: (i) 85% of the fair market value of the shares on the Commencement Date, or (ii) 85% of the fair market value of the shares on the Termination Date of the applicable phase of the Plan.

     EXERCISE AND WITHDRAWAL. Exercise of the option occurs automatically on a particular Termination Date, unless a Participant gives written notice prior to such date as to an election not to exercise. A Participant may, at any time during the term of the Plan, give notice that he or she does not wish to continue to participate, and all amounts withheld will be refunded without interest accrued thereon.

     ADMINISTRATION AND AMENDMENT. The Plan shall be administered by a Committee consisting of not less than two members who shall be appointed by the Board of Directors. Each member of such Committee shall be either a director, officer or an employee of the Company. The Board of Directors may at any time amend the Plan, except that no amendment may make changes in options already granted which would adversely affect the rights of any Participant.

     INCOME TAX CONSEQUENCES AND REGISTRATION WITH SEC. The Company believes that the Plan is a "qualified" plan under Section 423 of the Internal Revenue Code of 1986, as amended. Under the Internal Revenue Code, no income will result to a grantee of an option upon the granting or exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant will be reported according to the provisions of Section 423 of the Internal Revenue Code and will be taxed in part as ordinary income and in part as capital gain.

     The Company has filed with the SEC, pursuant to the Securities Act of 1933, as amended, a registration statement covering the offering of shares under the Plan, and a prospectus has been or will be delivered to each eligible employee prior to the time when an election to participate must be made.

     CERTAIN BENEFITS. The following table states benefits under the Plan in amounts that would have been received for the last completed fiscal year had the Plan been in effect for the whole year.


                                                                      EMPLOYEE STOCK PURCHASE PLAN
                                                                    ---------------------------------
NAME & POSITION                                                      DOLLAR VALUE ($)     # OF SHARES
-----------------------------------------------------------------   ------------------   ------------
Claude C. Johnson, President and Chief Executive Officer                 $ 4,500               785
Bruce E. Bailey, Vice President, Drying Division                              --                --
David G. Brady, Vice President, Research International Division               --                --
Gordon W. Sangster, Vice President, Operations                             6,650             1,160
Executive Group                                                           13,590             2,371
Non-Executive Director Group                                                  --                --
Non-Executive Officer Group                                               96,014            16,757

     SHAREHOLDER APPROVAL. The affirmative vote of the holders of a majority of the Common Stock of the Company, voting at the meeting in person or by proxy, is required for the approval of the Employee Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE RESEARCH INCORPORATED EMPLOYEE STOCK PURCHASE PLAN.

                    APPROVAL OF AMENDMENT TO 1991 STOCK PLAN
                                  (PROPOSAL 4)


INCREASE OF THE AUTHORIZED SHARES

     The 1991 Stock Plan (the "1991 Plan") authorizes the issuance of up to 262,500 shares of Common Stock (as adjusted to reflect the December 1997 5-for-4 stock split). At December 1, 1997, the Company had issued 103,844 shares under the 1991 Plan, had outstanding options to purchase an additional 132,187 shares and had 26,469 shares reserved for future issuance (each as adjusted for the stock split). In order to reserve sufficient shares for future options, the Board of Directors proposes that the number of shares reserved under the 1991 Plan be increased from 262,500 to 362,500 shares. The Board believes that granting fairly priced stock options to employees is an effective means to promote the future growth and development of the Company. Such options increase employees' proprietary interest in the Company's success and enable the Company to attract and retain qualified personnel.

     SUMMARY OF THE 1991 PLAN. A general description of the basic features of the 1991 Plan, assuming the amendment described above is approved by the shareholders, is outlined below. This summary is qualified in its entirety by the terms of the 1991 Plan, a copy of which, in its amended form may be obtained from the Company.

     GENERAL. On November 7, 1991, the Company's Board of Directors adopted and on January 16, 1992 the shareholders approved the Research, Incorporated 1991 Stock Plan (the "1991 Plan"). In 1994, the 1991 Plan was amended to increase the shares authorized under the 1991 Plan from 110,000 to 210,000 shares. The purpose of the 1991 Plan is to enable the Company and its subsidiaries to retain and attract key employees and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry and to enable such key employees and non-employee directors to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. The 1991 Plan authorizes the granting of stock options and restricted stock.

     SHARES AVAILABLE UNDER 1991 PLAN. The maximum number of shares of common stock reserved and available under the 1991 Plan for awards is 362,500 (subject to possible adjustment in the event of stock splits or other similar changes in the common stock). Shares of common stock covered by expired or terminated stock options and forfeited shares of restricted stock or deferred stock may be used for subsequent awards under the 1991 Plan.

     ELIGIBILITY AND ADMINISTRATION. Officers and other key employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries, as well as non-employee directors and selected consultants under contract to the Company, are eligible to be granted awards under the 1991 Plan. The 1991 Plan shall be administered by the Board, or in its discretion, by a committee of not less than three "disinterested persons," as defined in the 1991 Plan (the "Committee"), who shall be appointed by the Board of Directors. The term "Board" as used in this section refers to the Board or, if the Board has delegated its authority, the Committee. The Board will have the power to make awards (other than awards to non-employee directors), determine the number of shares covered by each award and other terms and conditions of such awards, interpret the 1991 Plan, and adopt rules, regulations and procedures with respect to the administration of the 1991 Plan. The Board may delegate its authority to officers of the Company for the purpose of selecting key employees who are not officers of the Company to be participants in the 1991 Plan.

AWARDS UNDER 1991 PLAN

     STOCK OPTIONS. The Board may grant stock options that either qualify as "incentive stock options" under the Internal Revenue Code or are "non-qualified stock options" in such form and upon such terms as the Board may approve from time to time. Stock options granted under the 1991 Plan may be exercised during their respective terms as determined by the Board, provided, that no option shall be exercisable during the six(6) month period commencing on the date of grant. The purchase price may be paid by tendering cash or, in the Board's discretion, by tendering promissory notes or common stock. The Committee may, in its sole discretion, permit optionees to pay the option exercise price by having the Company withhold upon exercise of the option a number of shares with a fair market value equal to the aggregate option exercise price. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee's lifetime.


     Stock options may be exercised during varying periods of time after a participant's termination of employment, depending upon the reason for the termination. Following a participant's death, the participant's stock options may be exercised by the legal representative of the estate or the optionee's legatee for a period of three years or until the expiration of the stated term of the option, whichever is less. The same time periods apply if the participant is terminated by reason of disability or retirement. If the participant is involuntarily terminated without cause, the option may be exercised for the lesser of three months or the balance of the option's term. If the participant's employment is terminated for any other reason, the participant's stock options immediately terminate. These exercise periods may be reduced by the Board for particular options.


     No incentive stock options shall be granted under the 1991 Plan after November 6, 2001. The term of an incentive stock option may not exceed 10 years (or 5 years if issued to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The aggregate fair market value of the common stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The exercise price under an incentive stock option may not be less than the fair market value of the common stock on the date the option is granted (or, in the event the participant owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall not be less than 110% of the fair market value of the stock on the date the option is granted). The exercise price for non-qualified options granted under the 1991 Plan may be less than 100% of the fair market value of the common stock on the date of the grant.


     The 1991 Plan provides for the automatic granting of a defined number of options to non-employee directors. Such options are granted to each person who is not an employee of the Company and who, on and after the date the Plan is approved by shareholders, is elected or reelected as a director (whether by vote of shareholders or directors) shall, as of the date of such shareholder approval or election, as the case may be, automatically receive a non-qualified option to purchase 500 shares of common stock with the option price equal to the fair market value of the Company's common stock on such date. These options will have five-year terms and will be exercisable as to all or any part of the shares subject to the option beginning six months after the date of option grant. Any vested portion of these options will expire one year after termination of service as a director.

     RESTRICTED STOCK. The Board may grant restricted stock awards that result in shares of common stock being issued to a participant subject to restrictions against disposition during a restricted period established by the Board. The Board may condition the grant of restricted stock upon the attainment of specified performance goals or service requirements. The provisions of restricted stock awards need not be the same with respect to each recipient. The restricted stock will be held in custody by the until the restrictions thereon have lapsed. During the period of the restrictions, a participant has the right to vote the shares of restricted stock and to receive dividends and distributions unless the Board requires such dividends and distributions to be held by the Company subject to the same restrictions as the restricted stock. Notwithstanding the foregoing, all restrictions with respect to restricted stock lapse 60 days (or less as determined by the Board) prior to the occurrence of a merger or other significant corporate change, as provided in the 1991 Plan.

     If a participant terminates employment during the period of the restrictions, all shares still subject to restrictions will be forfeited and returned to the Company, subject to the right of the Board to waive such restrictions in the event of a participant's death, total disability, retirement or under special circumstances approved by the Board.

     GENERAL PROVISIONS. The Board may, at the time of any grant under the 1991 Plan, provide that the shares received under the 1991 Plan shall be subject to repurchase by the Company in the event of termination of employment of the participant. The repurchase price will be the fair market value of the stock or in the case of a termination for cause (as defined in the 1991 Plan), the amount of consideration paid for the stock. The Board may also, at the time of grant, provide the Company with similar repurchase rights, upon terms and conditions specified by the Board, with respect to any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.


FEDERAL INCOME TAX CONSEQUENCES

     STOCK OPTIONS. An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise shall be treated as alternative minimum taxable income for purposes of the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realized compensation income. The balance of any gain will be characterized as a capital gain.

     An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise.

     Upon the exercise of a non-qualified stock option, the 1991 Plan requires the optionee to pay to the Company an amount necessary to satisfy applicable federal, state or local withholding tax requirements. Under the 1991 Plan, the Board may grant options that permit the optionee to elect to satisfy withholding tax requirements associated with the exercise of an option by authorizing the Company to retain from the number of shares that would otherwise be deliverable to the optionee that number of shares having an aggregate fair market value equal to the tax required to be withheld. The Company would pay the tax liability from its own funds.

     RESTRICTED STOCK. The grant of restricted stock should not result in immediate income for the participant or in a deduction for the Company for federal income tax purposes, assuming the shares are nontransferable and subject to restrictions which would result in a "substantial risk of forfeiture" as intended by the Company. If the shares are transferable or there are no such restrictions, the participant would recognize compensation income upon receipt of the award. Otherwise, a participant will generally realize taxable compensation income when any such restrictions lapse. The amount of such income will be the value of the common stock on that date less any amount paid for the shares. Dividends paid on the common stock and received by the participant during the restricted period would also be taxable compensation income to the participant. In any event, the Company will be entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. A participant may elect, under Section 83(b) of the Code, to be taxed on the value of the stock at the time of award. If this election is made, the fair market value of the stock at the time of the election is taxable to the participant as compensation income, and the Company is entitled to a corresponding deduction. Dividends on the stock are then taxable to the participant and are no longer deductible by the Company.

     Participants may be required to pay in cash to the Company any taxes required to be withheld at the date restrictions lapse with respect to restricted stock. The participant may elect to satisfy withholding, in whole or in part, by having the Company withhold shares of common stock having an aggregate fair market value equal to the amount required to be withheld. The Company would pay the tax liability from its own funds.


REGISTRATION WITH SEC

     The Company intends to file a registration statement covering the increase of shares of common stock authorized under the 1991 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.


VOTE REQUIRED

     Shareholder approval of the amendment to increase the shares authorized under the 1991 Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1991 STOCK PLAN.

                             APPROVAL OF ACCOUNTANTS
                                  (PROPOSAL 5)

     Arthur Andersen LLP, independent public accountants, have been the auditors for the Company since 1956. They have been reappointed by the Board of Directors as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Arthur Andersen LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the appointment of Arthur Andersen LLP.



                              SHAREHOLDER PROPOSALS

     The rules of the Securities and Exchange Commission permit shareholders of a company, after notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Research, Incorporated 1999 Annual Meeting of Shareholders is expected to be held on or about January 21, 1999 and proxy materials in connection with that meeting are expected to be mailed on or about December 15, 1998. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before August 17, 1998.



                                     GENERAL


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1997, all
Section 16(a) filing requirements applicable to its insiders were complied with.

OTHER MATTERS

     The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

     The Company's Annual Report to Shareholders for the fiscal year ended September 30, 1997 is being mailed to shareholders with this Proxy Statement. Shareholders may receive without charge acopy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: Research, Incorporated, 6425 Flying Cloud Drive, Eden Prairie, Minnesota 55344, Attention: Investor Relations, or by calling the Company at (612)941-3300.


                                        By Order of the Board of Directors



                                        Gerald E. Magnuson,
                                        SECRETARY

                             RESEARCH, INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS, JANUARY 15, 1998

     The undersigned hereby appoints Gerald E. Magnuson and Claude C. Johnson, or either of them, proxies with full power of substitution to vote, in their discretion, all shares of common stock of Research, Incorporated of record in the name of the undersigned at the close of business on December 1, 1997 at the Annual Meeting of Shareholders to be held in Eden Prairie, Minnesota on January 15, 1998, or at any adjournment or adjournments thereof, hereby revoking all former proxies.


1. PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO DECREASE THE NUMBER OF DIRECTORS FROM SIX TO FIVE.
                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


2. ELECTION OF DIRECTORS. [ ] FOR all nominees         [ ] WITHHOLD UTHORITY to
                              listed below                 vote for all nominees
                              (EXCEPT AS MARKED TO         listed below
                              THE CONTRARY BELOW)


   (INSTRUCTIONS: IF YOU DO NOT WISH TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
                    EDWARD L. LUNDSTROM, CLAUDE C. JOHNSON,
      GERALD E. MAGNUSON, CHARLES G. SCHIEFELBEIN,  JOHN G. COLWELL, JR.

3. PROPOSAL TO APPROVE THE RESEARCH, INCORPORATED EMPLOYEE STOCK PURCHASE PLAN.


                    [ ] FOR     [ ] AGAINST      [ ]ABSTAIN


                            (CONTINUED ON THE BACK)

                          (CONTINUED FROM THE FRONT)


4. PROPOSAL TO APPROVE AN AMENDMENT TO THE RESEARCH, INCORPORATED 1991 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN BY 100,000 SHARES.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


5. PROPOSAL TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


6. IN THEIR DISCRETION UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.


     THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS 1, 2, 3, 4 AND 5 IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND WILL BE VOTED "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.


                                                Dated: -------------------, 199-

                                                --------------------------------

                                                --------------------------------

                                                Please sign your name(s) exactly
                                                as shown at left. When signing
                                                as executor, administrator,
                                                trustee, or guardian, give full
                                                title as such; when shares have
                                                been issued in names of two or
                                                more persons, all should sign.

                                                                      APPENDIX A

                                                        Effective August 1, 1997


                              RESEARCH INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN

1. ESTABLISHMENT OF PLAN. RESEARCH INCORPORATED (hereinafter referred to as the "Company") proposes to grant to certain employees of the Company the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to the plan herein set forth which shall be known as the "RESEARCH INCORPORATED EMPLOYEE STOCK PURCHASE PLAN" (hereinafter referred to as the "Plan"). The Company intends that the Plan shall qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with the requirements of said Section 423 and the regulations thereunder.

      2. PURPOSE. The Plan is intended to encourage stock ownership by employees of the Company and any of its Subsidiaries to which the Company and such respective Subsidiaries by action of their Boards of Directors shall make this Plan applicable. The Plan is further intended as an incentive to them to remain in employment, improve operations, increase profits, and contribute more significantly to the Company's success, and to permit the Company to compete with other corporations offering similar plans in obtaining and retaining the services of competent employees.

      3. ADMINISTRATION.

            (a) The Plan shall be administered by a stock purchase committee (hereinafter referred to as the "Committee"), consisting of two or more directors or employees of the Company, as designated by the Board of Directors of the Company (hereinafter referred to as the "Board of Directors"). The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause.

            (b) Unless the Board of Directors limits the authority delegated to the Committee in its appointment, the Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan. For all purposes of this Plan other than this Paragraph 3(b), references to the Committee shall also refer to the Board of Directors.

            (c) The Committee shall select its own chairman and hold its meetings at such times and places as it may determine. All determinations of the Committee shall be made by a majority of its members. Any decision which is made in writing and signed by a majority of the members of the Committee shall be effective as fully as though made by a majority vote at a meeting duly called and held.

            (d) The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company, its employees and its shareholders and in accordance with the purposes of the Plan; provided, however, that the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Internal Revenue Code, as amended. Such determinations shall be binding upon the Company and the participants in the Plan unless otherwise determined by the Board of Directors.

            (e) The Company shall pay all expenses of administering the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Committee against any and all claims, loss, damages, expenses (including counsel fees approved by the Committee), and liability (including any amounts paid in settlement with the Committee's approval) arising from any loss or damage or depreciation which may result in connection with the execution of his or her duties or the exercise of his or her discretion, or from any other action or failure to act hereunder, except when the same is judicially determined to be due to gross negligence or willful misconduct of such member.

      4. DURATION AND PHASES OF THE PLAN.

            (a) The Plan will commence on August 1, 1997 or such later date specified by the Committee, and will terminate February 1, 2003, except that any Phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion. Notwithstanding the foregoing, this Plan shall be considered of no force or effect and any options granted shall be considered null and void unless the holders of a majority of all of the issued and outstanding shares of the common stock of the Company approve the Plan within twelve (12) months after the date of its adoption by the Board of Directors.

            (b) The Plan shall be carried out in one or more Phases, each Phase being for a period of six months, or such shorter or longer period of time (not to exceed 27 months) as may be determined by the Committee prior to the commencement of a Phase. No Phase shall run concurrently with any other Phase but a Phase may commence immediately after the termination of the preceding Phase. The existence and date of commencement of a Phase (the "Commencement Date") shall be determined by the Committee and shall terminate on a date (the "Termination Date") which is not more than 365 days from a Commencement Date, provided that the commencement of the first Phase shall be within six months before or twelve months after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more Phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding Phase impracticable, such Phase or Phases shall be canceled. Phases shall be numbered successively as Phase 1, Phase 2, Phase 3, etc.

            (c) The Board of Directors may elect to accelerate the Termination Date of any Phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company. Subject to any required action by the shareholders, if the Company shall be involved in any merger or consolidation, in which it is not the surviving corporation, and if the Board of Directors does not accelerate the Termination Date of the Phase, each outstanding option shall pertain to and apply to the securities or other rights to which a holder of the number of shares subject to the option would have been entitled.

            (d) A dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that, immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to his account without interest.

      5. ELIGIBILITY. All Employees, as defined in Paragraph 18 hereof who have completed 1,000 or more hours of service for the Company prior to the Commencement Date of a Phase shall be eligible to participate in such Phase. Any Employee who is a member of the Board of Directors of the Company who satisfies the above requirements shall be eligible to participate in the Plan.

      6. PARTICIPATION. Participation in the Plan is voluntary. An eligible Employee may elect to participate in the Plan, and thereby become a "Participant" in the Plan, by completing the Enrollment Form provided by the Company and delivering it to the Company or its designated representative at least five days prior to an Enrollment Date and five days prior to the Commencement Date of that Phase. The Enrollment Date shall be established by the Committee, which shall be no less often than annual and shall coincide with one, but need not coincide with each, Commencement Date. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the Phase and shall terminate on the last payday immediately prior to or coinciding with the Termination Date of that Phase unless sooner terminated by the Participant as provided in Paragraph 9 hereof. A Participant who ceases to be an eligible Employee, although still employed by the Company, thereupon shall be deemed to discontinue his or her participation in the Plan and shall have the rights provided in Section 9.

      7. PAYROLL DEDUCTIONS.

            (a) Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions (in full dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the Phase), in the aggregate amount not in excess of 7% of such Participant's Pay (as determined in accordance with Paragraph 18 hereof) for the term of the Phase (or such larger (but not to exceed 10%) or smaller percentage as may be determined by the Committee prior to the commencement of a Phase). The minimum authorization shall be 2% of a Participant's Pay per pay period.

            (b) In the event that the Participant's compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the Phase for any reason so that the amount actually withheld on behalf of the Participant as of the Termination Date of the Phase is less than the amount anticipated to be withheld over the Phase as determined on the Commencement Date of the Phase, then the extent to which the Participant may exercise his option shall be based on the amount actually withheld on his behalf. In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

            (c) A Participant may discontinue his participation in the Phase and terminate his payroll deduction authorized at such times as determined by the Committee and shall have the rights provided in Section 9. No change can be made during a Phase of the Plan which would either change the time or increase or decrease the rate of his payroll deductions.

            (d) All payroll deductions made for Participants shall be credited to their respective accounts under the Plan. A Participant may not make any separate cash payments into such account.

      8. OPTIONS.

            (a) GRANT OF OPTION.

                  (i) A Participant who is employed by the Company as of the
            Commencement Date of a Phase shall be granted an option as of such date to purchase a number of full and fractional shares of Company common stock to be determined by dividing the total amount to be credited to that Participant's account under Paragraph 7 hereof by the option price set forth in Paragraph 8(a)(ii)(A) hereof, subject to the limitations of Paragraph 10 hereof.

                  (ii) The option price for such shares of common stock shall be the lower of:

                        A. Eighty-five percent (85%) of the Fair Market Value of
                  such shares of common stock on the Commencement Date of the Phase; or

                        B. Eighty-five percent (85%) of the Fair Market Value of
                  such shares of common stock on the Termination Date of the Phase.

                  (iii) Stock options granted pursuant to the Plan may be
            evidenced by agreements in such form as the Committee shall approve, provided that all Employees shall have the same rights and privileges and provided further that such options shall comply with and be subject to the terms and conditions set forth herein. The Committee may conclude that agreements are not necessary.

                  (iv) Anything herein to the contrary notwithstanding, no
            Employee shall be granted an option hereunder:

                        A. Which permits his rights to purchase stock under all
                  employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; or

                        B. If immediately after the grant such Employee would
                  own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any subsidiary of the Company. For purposes of determining stock ownership under this Paragraph, the rules of Section 424(d) of the Internal Revenue Code, as amended, shall apply.

                  (v) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

            (b) EXERCISE OF OPTION.

                  (i) Unless a Participant gives written notice to the Company pursuant to Paragraph 9 prior to the Termination Date of a Phase, his option for the purchase of shares will be exercised automatically for him as of such Termination Date for the purchase of the number of full and fractional shares of Company common stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, but in no event shall the number of full and fractional shares be greater than the number of full and fractional shares to which a Participant would have been eligible to purchase under Section 8(a)(i), and subject to the limitations set forth in Paragraph 10 hereof.

                  (ii) The Company shall, in addition, return to the Participant a cash payment equal to the balance, if any, in his account which was not used for the purchase of common stock, without interest, as promptly as practicable after the Termination Date of any Phase.

                  (iii) The Committee may appoint a registered broker dealer to act as agent for the Company in holding and performing ministerial duties in connection with the Plan, excluding, but not limited to, maintaining records of stock ownership by Participants and holding stock in its own name for the benefit of the Participants. No trust or escrow arrangement shall be express or implied by the exercise of such duties by the agent. A Participant may, at any time, request of the agent that any shares allocated to the Participant be registered in the name of the Participant or in joint tenancy with the Participant, in which event the agent shall issue a certificate for the whole number of shares in the name of the Participant (and his joint tenant, if any) and shall deliver to the Participant any cash for fractional shares, based on the then Fair Market Value of the shares on the date of issuance.

            (c) DIVIDEND REINVESTMENT. Unless the Committee designates otherwise, and except as provided in this section, dividends on a Participant's shares will automatically be reinvested in additional shares of stock of the Company. If a Participant desires to receive dividends in the form of cash, he must request that a certificate for such shares be issued in the name of the Participant by filing an appropriate form with the Company. Any shares purchased through the reinvestment of dividends may be issued from the shares authorized under this Plan or purchased on the open market, as directed by the Committee. If the shares are purchased directly from the Company, the purchase price shall be the Fair Market Value of a share or the date such dividends are paid. Otherwise, the purchase price may be an average of shares purchased on the open market with the aggregate amount of dividends.

      9. WITHDRAWAL OR TERMINATION OF PARTICIPATION.

            (a) A Participant may, at any time prior to the Termination Date of a Phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company. Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant's account will be paid to him without interest accrued thereon and no further payroll deductions will be made during the Phase. In such event, the option granted the Participant under that Phase of the Plan shall lapse immediately. Partial withdrawals of payroll deductions hereunder may not be made.

            (b) Notwithstanding the provisions of Section 8(a) above, if a Participant files reports pursuant to Section 16 of the Securities Exchange Act of 1934 (at the Commencement Date of a Phase or becomes obligated to file such reports during a Phase) then such a Participant shall not have the right to withdraw all or a portion of the accumulated payroll deductions except in accordance with Sections 8(c) and (d) below.

            (c) In the event of the death of a Participant, the person or persons specified in Paragraph 14 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Paragraph 8(a)(ii) and have the balance in the account distributed in cash without interest accrued thereon to the person or persons specified in Paragraph 14. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash without interest accrued thereon to the person or persons specified in Paragraph 14.

            (d) Upon termination of Participant's employment for any reason other than death of the Participant, the payroll deductions credited to his account, without interest, shall be returned to him.

            (e) The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

                  (i) whether or not any such leave of absence shall constitute a termination of employment for purposes of the Plan; and

                  (ii) the impact, of any, of any such leave of absence on
            options under the Plan theretofore granted to any Participant who takes such leave of absence.

            (f) A Participant who discontinues his participation during a Phase shall not be permitted to recommence participation until the next Enrollment Date. A Participant's withdrawal will not have any effect upon his eligibility to participate in any succeeding Phase of the Plan that commences after the next Enrollment Date or in any similar plan which may hereafter be adopted by the Company.

      10. STOCK RESERVED FOR OPTIONS.

            (a) The maximum number of shares of the Company's common stock to be issued upon the exercise of options to be granted under the Plan shall be One Hundred Thousand (100,000). Such shares may, at the election of the Board of Directors, be either treasury shares, shares authorized but not issued or shares acquired in the open market by the Company. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

            (b) If the total number of shares of the Company common stock for which options are to be granted for a given Phase as specified in Paragraph 8 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such Phase pursuant to Paragraph 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable. In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly. The Committee shall give written notice of such reduction to each Participant affected.

            (c) The Participant (or a joint tenant named pursuant to Paragraph 10(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Paragraph 12 hereof.

            (d) The shares of the Company common stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the Termination Date of that Phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

      11. ACCOUNTING AND USE OF FUNDS. Payroll deductions for each Participant shall be credited to an account established for him under the Plan. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds. All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

      12. ADJUSTMENT PROVISION.

            (a) Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company common stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

            (b) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

            (c) To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

            (d) Except as hereinbefore expressly provided in this Paragraph 12, the optionee shall have no right by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

      13. NON-TRANSFERABILITY OF OPTIONS.

            (a) Options granted under any Phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during his lifetime and after his death only by his beneficiary of the representative of his estate as provided in Paragraph 9(b) hereof.

            (b) Neither payroll deductions credited to a Participant's account, nor any rights with regard to the exercise of an option or to receive common stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Paragraph 9.

      14. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any cash to the Participant's credit without interest thereon under any Phase of the Plan in the event of such Participant's death prior to exercise of his option pursuant to Paragraph 9(b) hereof, or to exercise his option and become entitled to any stock and/or cash upon such exercise in the event of the Participant's death prior to exercise of the option pursuant to Paragraph 9(b) hereof. The beneficiary designation may be changed by the Participant at any time upon receipt of a written notice by the Company.

      Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant's death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant's death under the circumstances described in Paragraph 9(b) hereof, allow such beneficiary to exercise the Participant's option pursuant to Paragraph 9(b) if such beneficiary is living on the Termination Date of the Phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option. In the event there is not validly designated beneficiary under the Plan who is living at the time of the Participant's death under the circumstances described in Paragraph 9(b) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant without interest to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse (or, if no surviving spouse, to any one or more children of the Participant), or if no spouse or child is known to the Company, then to such relatives of the Participant known to the Company as would be entitled to such amounts, under the laws of intestacy in the deceased Participant's domicile as though named as the designated beneficiary hereunder. The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of a Participant by whom he has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant under any Phase of the Plan.

      15. AMENDMENT AND TERMINATION. The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Paragraph 4(c) with respect to an acceleration of the Termination Date of any Phase, no such termination will take effect with respect to any options then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended, or other applicable laws or regulations; provided, however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Paragraph 12 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant's compensation as of the Commencement Date of a Phase, or (3) impair any outstanding option.

      16. NOTICES. All notices or other communications in connection with the Plan or any Phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

      17. PARTICIPATION OF SUBSIDIARIES. The Employees of any Subsidiary of the Company shall be entitled to participate in the Plan on the same basis as Employees of the Company, unless the Board of Directors determines otherwise. Effective as of the date of coverage of any Subsidiary, any references herein to the "Company" shall be interpreted as referring to such Subsidiary as well as to RESEARCH INCORPORATED.

      In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of RESEARCH INCORPORATED, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Paragraph 9 hereof as of the date such Subsidiary ceases to be such a Subsidiary.

      18. DEFINITIONS.

            (a) "Subsidiary" shall include any corporation defined as a subsidiary of the Company in Section 424(f) of the Internal Revenue Code of 1986, as amended.

            (b) "Employee" shall mean any employee, including an officer, of the Company who as of the day immediately preceding the Commencement Date of a Phase is customarily employed by the Company for more than twenty (20) hours per week and more than five (5) months in a calendar year.

            (c) "Fair Market Value" shall mean, if the common stock of the Company is registered, the Fair Market Value of the shares shall be the closing price of the stock on the applicable date or the nearest prior business day on which trading occurred on the NASDAQ National Market. If the common stock is not registered, the Fair Market Value of shares of common stock of the Company shall be determined by the Committee for each valuation date in a manner acceptable under Section 423 of the Internal Revenue Code of 1986.

            (d) "Pay" is, for a salaried employee, the regular pay for employment for each employee as annualized for a twelve (12) month period, including salary reduction contributions by the Participant under any plan of the Employer pursuant to Code ss.ss. 401(k) or 125, but exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each Phase. Pay is, for an hourly employee, all pay or wages for employment paid to the employee, including salary reduction contributions by the Participant under any plan of the Employer pursuant to Code ss.ss. 401(k) or 125, and anticipated overtime, but excluding bonuses, incentives, special remuneration, or other similar payments, determined from time to time.

      19. MISCELLANEOUS.

            (a) No Employment Rights. The Plan shall not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

            (b) Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such Employee.

            (c) Governing Law. The law of the State of Minnesota will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

            (d) Registration and Qualification of Shares. The offering of the shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

            (e) Plan Preconditions. The Plan is expressly made subject to (i) the approval by shareholders of the Company, and (ii) at its election, the receipt by the Company from the Internal Revenue Service of a determination letter or ruling, in scope and content satisfactory to counsel, respecting the qualification of the Plan within the meaning of
      Section 423 of the Code. If the Plan is not so approved by the shareholders and if, at the election of the Company, the aforesaid determination letter or ruling from the Internal Revenue Service is not received on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. In such case, the accumulated payroll deductions credited to the account of each Participant shall forthwith be repaid to him without interest.

Approved by Board of Directors:  May 1, 1997

Approved by Stockholders:
                         ---------------------